Provisions (Details Textual) $ in Millions	1 Months Ended
Oct. 03, 2018 ARS ($)
Provisions (Textual)
Estimated amount	$ 176
IDBD class action, description	The Motion has been filed, against IDBD, against Dolphin IL, against Mr. Eduardo Elsztain and against the Official Receiver, and in it, the Court was requested to hold that the Transaction was not in compliance with the provisions of the Centralization Law, to appoint a trustee over DIC’s shares owned by the respondents and to order the payment of monetary damages to the public shareholders in DIC for the alleged preservation of the pyramidal structure in IDBD, at a scope of between NIS 58 and NIS 73.